                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                               December 16, 1996
                           -------------------------
               Date of Report (Date of earliest event reported)

                       Interlink Computer Sciences, Inc.

                  -------------------------------------------
            (Exact name of Registrant as specified in its charter)

                                   Delaware

                  -------------------------------------------
                (State or other jurisdiction of incorporation)


        0-21077                                         94-2990567

 -------------------                                ------------------
(Commission File No.)                      (IRS Employer Identification Number)

                           47370 Fremont Boulevard,
                           Fremont, California 94538
                                (510) 657-9800

                 -------------------------------------------
                   (Address of Principal Executive Offices)

                                Not Applicable

                  -------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events
         ------------
     On December 13, 1996, Interlink Computer Sciences, Inc. (the "Company") sold 622,000 newly-issued shares of Common Stock to Cisco Systems, Inc., a California corporation ("Cisco") for an aggregate purchase price of $6,842,000 (the "Equity Investment"). This represents approximately nine percent of the Company's 7,011,100 shares outstanding following this transaction.

     In addition to the Equity Investment, Cisco also purchased $2,000,000 of TCPaccess(TM) product licenses which may be marketed independently or with the Cisco 7000 routers and CIP mainframe channel interfaces. The Company expects a portion of these licenses to be recorded in the second quarter of fiscal 1997, which ends December 31, 1996, with the remainder being recorded in the following quarter. Pursuant to a binding letter of intent signed by the Company and Cisco, both parties have agreed to enter into a comprehensive joint development agreement which will provide for the joint development, marketing, sales and support for Cisco's current IOS/390 and the next generation, which will include the TCPaccess product suite.

     The above description and the exhibit included with this Current Report on Form 8-K contain forward-looking statements, and the Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the successful implementation of the joint development and marketing efforts by the Company and Cisco, the possibility of increased competition from IBM and other competitors, the successful bundling of the Interlink products with those of Cisco, the ease of customer upgrading to the anticipated bundled products, the continued expansion of intranets in the networking environment, and those factors identified under the caption "Risk Factors" in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits

          99.1 Press release dated December 13, 1996 titled "Interlink Computer Sciences and Cisco Systems Announce Strategic Alliance; Cisco Makes Equity Investment in Interlink as Part of Transaction."

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 16, 1996         Interlink Computer Sciences, Inc.


                                  By: /s/ Gloria M. Purdy
                                     ----------------------------------
                                          Gloria M. Purdy
                                          Chief Financial Officer and Secretary

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    EXHIBITS
                                       TO
                                    FORM 8-K




                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                ---------------

                       Interlink Computer Sciences, Inc.

                                ---------------


                               December 16, 1996




================================================================================

                               INDEX TO EXHIBITS


     Exhibit
     Number                    Description
   ----------              --------------------

   99.1 Press release dated December 13, 1996 titled "Interlink Computer Sciences and Cisco Systems Announce Strategic Alliance; Cisco Makes Equity Investment in Interlink as Part of Transaction."